Exhibit 99.1
NII HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE NINE AND THREE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009
(in millions, except per share amounts, and unaudited)

	Nine Months Ended		Three Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
Operating revenues
Service and other revenues	$3,857.7	$2,980.8	$1,359.4	$1,078.3
Digital handset and accessory revenues	223.5	181.8	86.7	64.1

	4,081.2	3,162.6	1,446.1	1,142.4

Operating expenses
Cost of service (exclusive of depreciation and amortization included below)	1,090.7	862.0	394.8	316.8
Cost of digital handset and accessory sales	541.7	472.7	186.8	161.7
Selling, general and administrative	1,397.0	1,015.9	502.3	363.9
Depreciation	380.0	289.0	132.2	106.1
Amortization	23.6	21.3	7.5	7.6

	3,433.0	2,660.9	1,223.6	956.1

Operating income	648.2	501.7	222.5	186.3

Other income (expense)
Interest expense	(262.5)	(145.3)	(83.5)	(58.6)
Interest income	23.8	19.7	9.9	3.3
Foreign currency transaction gains, net	27.4	101.3	28.4	45.1
Other (expense) income, net	(11.4)	4.3	(3.5)	(1.3)

	(222.7)	(20.0)	(48.7)	(11.5)

Income before income tax provision	425.5	481.7	173.8	174.8
Income tax provision	(183.0)	(159.8)	(55.3)	(57.8)

Net income	$242.5	$321.9	$118.5	$117.0

Net income per common share, basic	$1.45	$1.94	$0.70	$0.70

Net income per common share, diluted	$1.42	$1.91	$0.68	$0.69

Weighted average number of common shares outstanding, basic	167.8	165.9	168.6	166.1

Weighted average number of common shares outstanding, diluted	176.9	173.5	175.3	174.2

CONSOLIDATED BALANCE SHEET DATA
(in millions)

	September 30,	December 31,
	2010	2009
	(unaudited)
Cash and cash equivalents	$1,666.1	$2,504.1
Short-term investments	559.1	116.3
Accounts receivable, less allowance for doubtful accounts of $38.5 and $35.1	740.0	613.6
Property, plant and equipment, net	2,727.8	2,502.2
Intangible assets, net	408.8	337.2
Total assets	7,763.7	7,554.7
Long-term debt, including current portion	3,223.9	3,580.8
Total liabilities	4,600.6	4,807.9
Stockholders’ equity	3,163.1	2,746.8

NII HOLDINGS, INC. AND SUBSIDIARIES
OPERATING RESULTS AND METRICS
FOR THE NINE AND THREE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009
(UNAUDITED)
NII Holdings, Inc.
(subscribers in thousands)

	Three Months Ended
	September 30,
	2010	2009
Total digital subscribers (as of September 30)	8,591.4	7,037.5
Net subscriber additions	435.8	329.5
Churn (%)	1.64%	1.93%

Average monthly revenue per handset/unit in service (ARPU) (1)	$47	$46

Cost per gross add (CPGA) (1)	$267	$268
Nextel Mexico
(dollars in millions, except ARPU and CPGA, and subscribers in thousands)

	Nine Months Ended		Three Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
Operating revenues
Service and other revenues	$1,494.0	$1,328.7	$503.3	$451.0
Digital handset and accessory revenues	69.7	58.1	26.8	19.8

	1,563.7	1,386.8	530.1	470.8

Operating expenses
Cost of service (exclusive of depreciation and amortization included below)	269.9	262.3	108.0	90.2
Cost of digital handset and accessory sales	303.9	267.2	103.0	87.9
Selling, general and administrative	417.9	359.0	136.3	121.3

Segment earnings	572.0	498.3	182.8	171.4
Management fee and other	78.8	23.8	31.4	7.9
Depreciation and amortization	142.2	123.9	46.8	43.0

Operating income	$351.0	$350.6	$104.6	$120.5

Total digital subscribers (as of September 30)			3,271.9	2,909.7
Net subscriber additions			87.1	74.8
Churn (%)			1.79%	2.24%

ARPU (1)			$45	$47

CPGA (1)			$385	$362

Nextel Brazil
(dollars in millions, except ARPU and CPGA, and subscribers in thousands)

	Nine Months Ended		Three Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
Operating revenues
Service and other revenues	$1,766.5	$1,103.4	$650.0	$445.9
Digital handset and accessory revenues	97.4	76.4	39.5	27.4

	1,863.9	1,179.8	689.5	473.3

Operating expenses
Cost of service (exclusive of depreciation and amortization included below)	606.1	400.2	215.4	160.4
Cost of digital handset and accessory sales	132.3	113.6	46.2	39.9
Selling, general and administrative	560.4	344.6	213.2	135.1

Segment earnings	565.1	321.4	214.7	137.9
Management fee and other	24.9	—	8.3	—
Depreciation and amortization	181.4	124.3	64.9	49.6

Operating income	$358.8	$197.1	$141.5	$88.3

Total digital subscribers (as of September 30)			3,112.6	2,290.9
Net subscriber additions			245.4	184.8
Churn (%)			1.36%	1.38%

ARPU (1)			$63	$58

CPGA (1)			$220	$220
Nextel Argentina
(dollars in millions, except ARPU and CPGA, and subscribers in thousands)

	Nine Months Ended		Three Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
Operating revenues
Service and other revenues	$376.6	$361.5	$128.9	$117.9
Digital handset and accessory revenues	34.3	27.3	13.1	10.0

	410.9	388.8	142.0	127.9

Operating expenses
Cost of service (exclusive of depreciation and amortization included below)	131.6	129.8	44.0	42.0
Cost of digital handset and accessory sales	56.6	47.4	20.4	18.4
Selling, general and administrative	115.7	93.6	39.2	32.8

Segment earnings	107.0	118.0	38.4	34.7
Management fee and other	14.6	—	7.1	—
Depreciation and amortization	29.5	28.9	10.0	9.4

Operating income	$62.9	$89.1	$21.3	$25.3

Total digital subscribers (as of September 30)			1,117.4	1,003.7
Net subscriber additions			34.3	18.0
Churn (%)			1.58%	2.17%

ARPU (1)			$34	$34

CPGA (1)			$213	$220

Nextel Peru
(dollars in millions, except ARPU and CPGA, and subscribers in thousands)

	Nine Months Ended		Three Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
Operating revenues
Service and other revenues	$206.2	$178.3	$71.7	$60.0
Digital handset and accessory revenues	22.0	19.9	7.3	6.8

	228.2	198.2	79.0	66.8

Operating expenses
Cost of service (exclusive of depreciation and amortization included below)	74.5	64.5	24.4	22.1
Cost of digital handset and accessory sales	45.0	41.9	15.2	14.6
Selling, general and administrative	88.1	72.2	29.0	25.7

Segment earnings	20.6	19.6	10.4	4.4
Management fee and other	14.1	—	5.8	—
Depreciation and amortization	38.3	23.1	13.6	8.3

Operating loss	$(31.8)	$(3.5)	$(9.0)	$(3.9)

Total digital subscribers (as of September 30)			1,028.8	795.6
Net subscriber additions			62.9	47.7
Churn (%)			2.06%	2.03%

ARPU (1)			$22	$24

CPGA (1)			$150	$152

NON-GAAP RECONCILIATIONS
FOR THE NINE AND THREE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009
(UNAUDITED)
Operating Income Before Depreciation and Amortization
Consolidated operating income before depreciation and amortization, or OIBDA, represents operating income before depreciation and amortization expense. Consolidated OIBDA is not a measurement under accounting principles generally accepted in the United States, may not be similar to consolidated OIBDA measures of other companies and should be considered in addition to, but not as a substitute for, the information contained in our statements of operations. We believe that consolidated OIBDA provides useful information to investors because it is an indicator of operating performance, especially in a capital intensive industry such as ours, since it excludes items that are not directly attributable to ongoing business operations. Our consolidated OIBDA calculations are commonly used as some of the bases for investors, analysts and credit rating agencies to evaluate and compare the periodic and future operating performance and value of companies within the wireless telecommunications industry. Consolidated OIBDA can be reconciled to our consolidated statements of operations as follows (in millions):
NII Holdings, Inc.

	Three Months Ended
	September 30,
	2010	2009
Consolidated operating income	$222.5	$186.3
Consolidated depreciation	132.2	106.1
Consolidated amortization	7.5	7.6

Consolidated operating income before depreciation and amortization	$362.2	$300.0

Average Monthly Revenue Per Handset/Unit in Service (ARPU)
Average monthly revenue per handset/unit in service, or ARPU, is an industry term that measures service revenues, which we refer to as subscriber revenues, per period from our customers divided by the weighted average number of handsets in commercial service during that period. ARPU is not a measurement under accounting principles generally accepted in the United States, may not be similar to ARPU measures of other companies and should be considered in addition, but not as a substitute for, the information contained in our statements of operations. We believe that ARPU provides useful information concerning the appeal of our rate plans and service offerings and our performance in attracting and retaining high value customers. Other revenue includes revenues for such services as roaming, handset maintenance, cancellation fees, analog and other. ARPU can be calculated and reconciled to our consolidated statement of operations as follows (in millions, except ARPU):
NII Holdings, Inc.

	Three Months Ended
	September 30,
	2010	2009
Consolidated service and other revenues	$1,359.4	$1,078.3
Less: consolidated analog revenues	(0.5)	(0.5)
Less: consolidated other revenues	(171.7)	(126.9)

Total consolidated subscriber revenues	$1,187.2	$950.9

ARPU calculated with subscriber revenues	$47	$46

ARPU calculated with service and other revenues	$54	$52

Nextel Mexico

	Three Months Ended
	September 30,
	2010	2009
Service and other revenues	$503.3	$451.0
Less: analog revenues	(0.3)	(0.4)
Less: other revenues	(61.8)	(43.2)

Total subscriber revenues	$441.2	$407.4

ARPU calculated with subscriber revenues	$45	$47

ARPU calculated with service and other revenues	$52	$52

Nextel Brazil

	Three Months Ended
	September 30,
	2010	2009
Service and other revenues	$650.0	$445.9
Less: analog revenues	(0.1)	(0.1)
Less: other revenues	(85.3)	(61.2)

Total subscriber revenues	$564.6	$384.6

ARPU calculated with subscriber revenues	$63	$58

ARPU calculated with service and other revenues	$72	$68

Nextel Argentina

	Three Months Ended
	September 30,
	2010	2009
Service and other revenues	$128.9	$117.9
Less: other revenues	(18.2)	(16.9)

Total subscriber revenues	$110.7	$101.0

ARPU calculated with subscriber revenues	$34	$34

ARPU calculated with service and other revenues	$39	$40

Nextel Peru

	Three Months Ended
	September 30,
	2010	2009
Service and other revenues	$71.7	$60.0
Less: other revenues	(5.8)	(5.1)

Total subscriber revenues	$65.9	$54.9

ARPU calculated with subscriber revenues	$22	$24

ARPU calculated with service and other revenues	$24	$26

Cost per Gross Add (CPGA)
Cost per gross add, or CPGA, is an industry term that is calculated by dividing our selling, marketing and handset and accessory subsidy costs, excluding costs unrelated to initial customer acquisition, by our new subscribers during the period, or gross adds. CPGA is not a measurement under accounting principles generally accepted in the United States, may not be similar to CPGA measures of other companies and should be considered in addition, but not as a substitute for, the information contained in our statements of operations. We believe CPGA is a measure of the relative cost of customer acquisition. CPGA can be calculated and reconciled to our consolidated statements of operations as follows (in millions, except CPGA):
NII Holdings, Inc.

	Three Months Ended
	September 30,
	2010	2009
Consolidated digital handset and accessory revenues	$86.7	$64.1
Less: consolidated uninsured replacement revenues	(5.1)	(4.5)

Consolidated digital handset and accessory revenues, net	81.6	59.6
Less: consolidated cost of handset and accessory sales	186.6	161.7

Consolidated handset subsidy costs	105.0	102.1
Consolidated selling and marketing	169.3	133.1

Costs per statement of operations	274.3	235.2
Less: consolidated costs unrelated to initial customer acquisition	(47.7)	(40.0)

Customer acquisition costs	$226.6	$195.2

Cost per Gross Add	$267	$268

Nextel Mexico

	Three Months Ended
	September 30,
	2010	2009
Digital handset and accessory revenues	$26.8	$19.8
Less: uninsured replacement revenues	(2.4)	(2.3)

Digital handset and accessory revenues, net	24.4	17.5
Less: cost of handset and accessory sales	103.0	87.9

Handset subsidy costs	78.6	70.4
Selling and marketing	65.3	59.8

Costs per statement of operations	143.9	130.2
Less: costs unrelated to initial customer acquisition	(43.4)	(33.0)

Customer acquisition costs	$100.5	$97.2

Cost per Gross Add	$385	$362

Nextel Brazil

	Three Months Ended
	September 30,
	2010	2009
Digital handset and accessory revenues	$39.5	$27.4
Less: uninsured replacement revenues	(2.7)	(2.3)

Digital handset and accessory revenues, net	36.8	25.1
Less: cost of handset and accessory sales	46.2	39.9

Handset subsidy costs	9.4	14.8
Selling and marketing	72.4	50.4

Costs per statement of operations	81.8	65.2
Less: costs unrelated to initial customer acquisition	(1.1)	(4.4)

Customer acquisition costs	$80.7	$60.8

Cost per Gross Add	$220	$220

Nextel Argentina

	Three Months Ended
	September 30,
	2010	2009
Digital handset and accessory revenues, net	$13.1	$10.0
Less: cost of handset and accessory sales	20.4	18.4

Handset subsidy costs	7.3	8.4
Selling and marketing	12.9	11.6

Costs per statement of operations	20.2	20.0
Less: costs unrelated to initial customer acquisition	(1.9)	(1.8)

Customer acquisition costs	$18.3	$18.2

Cost per Gross Add	$213	$220

Nextel Peru

	Three Months Ended
	September 30,
	2010	2009
Digital handset and accessory revenues, net	$7.3	$6.8
Less: cost of handset and accessory sales	15.2	14.6

Handset subsidy costs	7.9	7.8
Selling and marketing	12.1	7.5

Costs per statement of operations	20.0	15.3
Less: costs unrelated to initial customer acquisition	(1.2)	(0.9)

Customer acquisition costs	$18.8	$14.4

Cost per Gross Add	$150	$152

Net Debt
Net debt represents total long-term debt less cash, cash equivalents, short-term and long-term investments. Net debt to consolidated operating income before depreciation and amortization represents net debt divided by consolidated operating income before depreciation and amortization. Prior to 2008, we calculated net debt as total long-term debt less cash and cash equivalents. In 2008, we added short-term investments to the items subtracted from long-term debt to calculate net debt because we concluded that our short-term investments were similar to cash and cash equivalents in terms of liquidity and should be used similarly in providing the assessment of our overall leverage in the net debt calculation. In the second quarter of 2010, we extended the permissible investment maturity dates for cash investments, which resulted in the classification of some of our cash investments as long term investments. As a result, we now include the cash in long-term investments to the items subtracted from long-term debt to calculate net debt. Net debt is not a measurement under accounting principles generally accepted in the United States, may not be similar to net debt measures of other companies and should be considered in addition to, but not as a substitute for, the information contained in our balance sheets. We believe that net debt and net debt to consolidated operating income before depreciation and amortization provide useful information concerning our liquidity and leverage. Net debt as of September 30, 2010 can be calculated as follows (in millions):
NII Holdings, Inc.

Total long-term debt	$2,806.9
Add: reduction to long-term debt pursuant to implementation of FSP APB 14-1	66.2
Add: debt discounts	21.1
Less: cash and cash equivalents	(1,666.1)
Less: short-term investments	(559.1)
Less: long-term investments	(125.0)

Net debt	$544.0